SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                            ------------------

                                 FORM 8-K

                              CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) - March 31, 1997



                   UNITED MERCHANTS AND MANUFACTURERS, INC.
            (Exact Name of Registrant as Specified in Charter)


          Delaware                    1-3185              13-1426280
(State or Other Jurisdiction        (Commission        (I.R.S. Employer
     of Incorporation)              File Number)      Identification No.)


   Two Executive Drive, Fort Lee, N.J.                   07024-3308
(Address of Principal Executive Offices)                 (Zip Code)


Registrant's telephone number, including area code      (201) 585-2100

Item 5. Other Events.

As previously reported, the Registrant and its 79%-owned subsidiary, Reunited Holdings, Inc. (formerly Victoria Creations, Inc.), each filed petitions for reorganization relief under Chapter 11 of the United States Bankruptcy Code on February 22, 1996.

Registrant and its subsidiary requested that the Securities and Exchange Commission allow them to follow a modified reporting procedure in lieu of the periodic reports required under the Securities Exchange Act of 1934, as amended. The Commission granted the Registrants' request. Therefore, the Registrants will file, under cover of Form 8-K, the financial reports and schedules that are filed with the Bankruptcy Court.

Included herewith, Registrant is filing the cover letter, certificate and verified financial statements/operating reports for the month ended March 31, 1997 as filed with the Bankruptcy Court.

                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  United Merchants and Manufacturers, Inc.




Date May 2, 1997                  By /s/ Norman R. Forson
                                     Norman R. Forson
                                     Senior Vice President

             UNITED MERCHANTS AND MANUFACTURERS, INC., D.I.P.
                      REUNITED HOLDINGS, INC., D.I.P.
                      Two Executive Drive, Suite 780
                             Fort Lee NJ 07024
                               201-585-2100
May 2, 1997

United States Bankruptcy Court
Southern District of New York
Attn: Office of the Clerk
Alexander Hamilton Customs House
One Bowling Green
New York NY 10004-1408

In re: United Merchants and Manufacturers, Inc. and Reunited Holdings, Inc. (formerly Victoria Creations, Inc.), Debtors, Jointly Administered Chapter 11 Case No. 96 B 40941 (AJG)

Enclosed herewith is a copy of the verified financial statements/operating reports for the month of March 1997.

Also enclosed is a schedule of and receipts for Federal, state, and local taxes withheld and paid for the month.

The companies do not make sales subject to sales tax.

All property taxes due and payable have been paid.

All insurance policies, including for workers compensation and disability, have been paid for the current period.



UNITED MERCHANTS AND MANUFACTURERS, INC., D.I.P.
VICTORIA CREATIONS, INC., D.I.P.



by Norman R. Forson, Senior Vice President

cc: U.S. Department of Justice
    Office of the United States Trustee
    Southern District of New York
    Attn: Goodwin Benjamin, Esquire
    80 Broad Street, 3rd Floor
    New York NY 10004

    Zalkin, Rodin & Goodman LLP
    Attn: Andrew D. Gottfried, Esquire
    750 Third Avenue
    New York NY 10017

    Skadden, Arps, Slate, Meagher & Flom
    Attn: Michael L. Cook, Esquire
    919 Third Avenue
    New York NY 10022-3897

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

in re
                                                 CASE NO. 96 B 40941 (AJG)
                                                 CHAPTER 11
UNITED MERCHANTS AND MANUFACTURERS, INC. AND
  REUNITED HOLDINGS, INC. (formerly VICTORIA CREATIONS, INC.), Debtors

                      MONTHLY OPERATING STATEMENT FOR
                          THE MONTH OF MARCH 1997

DEBTORS' ADDRESS:
2 Executive Drive, Suite 780
Fort Lee NJ 07024

                               Monthly Disbursements - see Statement of
                                                            Cash Flows

DEBTORS' ATTORNEY:
Michael L. Cook (MC 7887)
Lawrence V. Gelber (L 9384)
Skadden, Arps, Slate, Meagher & Flom
919 Third Avenue
New York NY 10022-3897

                               Monthly Operating Profit - see Statement of
                                                               Operations

REPORT PREPARER:
Norman R. Forson, Senior Vice President

    This operating statement must be signed by a representative of the Debtor.

    The undersigned, having reviewed the attached report and being familiar with the Debtors' financial affairs, verifies under penalty of perjury, that the information contained therein is complete, accurate and truthful to the best of my knowledge.




Date: MaY 2, 1997              /s/ Norman R. Forson, Sr. V.P.
                               Signature and Title

Indicate if this is an amended statement by checking here.

                                          AMENDED STATEMENT [  ]

             UNITED MERCHANTS AND MANUFACTURERS, INC., D.I.P.



                           FINANCIAL STATEMENTS



                                   INDEX




                                                                    Page
                                                                   Number

Statement of Operations.............................................  2

Balance Sheet.......................................................  3

Statement of Cash Flows.............................................  4

Notes to Financial Statements.......................................  5

         UNITED MERCHANTS AND MANUFACTURERS, INC., D.I.P.

         STATEMENT OF OPERATIONS  (000 omitted)




                                                              MONTH OF
                                                               MARCH
                                                                1997
                                                             ---------
         Rental income.......................................      $29


         General and administrative expenses.................     (135)
                                                             ---------
                                   Operating Earnings (Loss)     ($106)

         Interest income (expense)-net.......................        3
         Other income........................................        4
         Reorganization expenses.............................       (7)
         Transactions with subsidiary:
          Management services during reorganization..........       65
          Transfer of accrued reorganization
           expenses to subsidiary............................      300
                                                             ---------
                                         Net Earnings (Loss)      $259


         Dividends applicable to preferred stock.............      375
                                                             ---------
             Net Earnings (Loss) Applicable to Common Shares     ($116)
                                                             =========

         Average common shares outstanding...................   17,845

         Net Earnings (Loss) per Common share................  ($0.007)

         ----------

         See Notes to Financial Statements.

         UNITED MERCHANTS AND MANUFACTURERS, INC., D.I.P.

         BALANCE SHEET  (000 omitted)
                                                              MARCH 31
                                                                1997
                                ASSETS                       ---------
         Current Assets:
          Cash...............................................     $854
          Receivables........................................       50
          Other current assets...............................        5
                                                             ---------
                                        Total Current Assets      $909

         Land and buildings..................................   $1,611
          Less accumulated depreciation......................   (1,181)
                                                             ---------
                                      Net Land and Buildings      $430

         Investment in and advances to subsidiary............   15,331

         Other Assets and Deferred Charges...................       88
                                                             ---------
                                                Total Assets   $16,758
                                                             =========
            LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
         Current Liabilities:
          Trade payables.....................................      $23
          Accrued expenses and sundry liabilities............      429
                                                             ---------
                                   Total Current Liabilities      $452

         Liabilities subject to compromise:
          Accounts payable...................................   $1,264
          Accrued expenses...................................      679
          Long-term debt.....................................   62,173
          Other long-term liabilities........................        8
                                                             ---------
                     Total Liabilities Subject to Compromise   $64,124

         Other Long-Term Liabilities.........................    2,270

         Stockholders' Equity (Deficit):
          Preferred stock, par value $1 per share; 10,000,000
           shares authorized; 450,000 shares outstanding.....     $450
          Common stock, par value $1 per share: 40,000,000
           shares authorized; 17,845,000 shares outstanding
           (excluding 22,800 shares held in treasury)........   17,845
          Capital in excess of par value.....................   64,674
          Retained earnings (deficit)........................ (129,057)
          Notes receivable from stock purchase agreement.....   (4,000)
                                                             ---------
                        Total Stockholders' Equity (Deficit)  ($50,088)
                                                             ---------
                                Total Liabilities and Equity   $16,758
                                                             =========
         See Notes to Financial Statements.

         UNITED MERCHANTS AND MANUFACTURERS, INC., D.I.P.

         STATEMENT OF CASH FLOWS  (000 omitted)



                                                              MONTH OF
                                                               MARCH
                                                                1997
                                                             ---------
         Cash Flows from Operating Activities:
          Net earnings (loss)................................     $259
          Add (deduct) items not requiring or providing
           cash in the current period:
            Depreciation.....................................        8
            Transfer of accrued reorganization expenses
             to subsidiary...................................     (300)
          Increase (decrease) in liabilities:
           Trade payables ...................................       (2)
           Accrued expenses and sundry liabilities...........      (13)
                                                             ---------
            Net Cash Provided (Used) by Operating Activities      ($48)

                                                             ---------
                                 Increase (Decrease) in Cash      ($48)

         Cash at beginning of period.........................      902
                                                             ---------
                                       Cash at end of period      $854
                                                             =========
         -------------------
         Supplemental disclosures of cash flow information:
          Interest...........................................       $0
          Income Taxes.......................................        0

         See Notes to Fianacial Statements.

             UNITED MERCHANTS AND MANUFACTURERS, INC., D.I.P.

                       NOTES TO FINANCIAL STATEMENTS

NOTE A - BASIS OF PRESENTATION

The accompanying financial statements of United Merchants and Manufacturers, Inc. ("UM&M" or the "Company") are unaudited, are as of and for the month ended March 31, 1997 and have been prepared in accordance with generally accepted accounting principles (except on a separate company basis - see the accompanying financial statements of the Company's subsidiary which is accounted for herein on the equity method) for interim financial information. Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included.

The Company's equity in the loss on the sale by the Company's subsidiary of most of its operating assets on July 1, 1996 (see the Company's financial statements as of and for the month ended July 31, 1996) reduced the Company's investment in the subsidiary to zero. Therefore, so long as the subsidiary's net equity is a deficit, the Company's equity in the results of operations of the subsidiary will not be reflected in the Company's statement of operations.

The results of operations of interim periods are subject to year-end audit and adjustments and are not necessarily indicative of the results of operations of the fiscal year. For further information, refer to the consolidated financial statements and footnotes thereto included in the Company's consolidated verified financial statements/operating reports for the year ended June 30, 1996 filed with the United States Bankruptcy Court, Southern District of New York, New York NY.

The accompanying financial statements have been prepared in conformity with generally accepted accounting principles applicable to a going concern which contemplate the realization of assets and the liquidation of liabilities in the normal course of business. In the event that a plan of reorganization (see Note B below) is not consummated or is consummated on a different basis, certain adjustments may be required to the stated amounts and classification of assets and liabilities. See Note G below.

During the month of March 1997, the Company transferred to its subsidiary additional liability for reorganization expenses of the jointly administered bankruptcy cases. The expenses had been accrued previously by the Company. The transfer is shown by the Company as income in March 1997.

NOTE B - PETITION FOR REORGANIZATION UNDER CHAPTER 11

Effective February 22, 1996, the Company and its 80%-owned subsidiary, Reunited Holdings, Inc. (formerly Victoria Creations, Inc.), filed petitions for reorganization relief under Chapter 11 of the Bankruptcy Code in the United States Court for the Southern District of New York.

Pursuant to the Bankruptcy Code, the Company is continuing to operate its businesses as debtor-in-possession while the reorganization case is pending. The Company is allowed to use, and is using, its cash and other resources at the operating level in the ordinary course of business.

Under Chapter 11, the presentation and collection of certain prepetition claims against the Company are stayed. These claims are reflected in the accompanying balance sheet as "Liabilities Subject to Compromise". Additional claims (liabilities subject to compromise) may arise resulting from rejection of executory contracts, including leases, and may be determined by the court (or agreed to by the parties in interest) for contingencies and other disputed amounts.

Creditors holding claims secured by the Company's assets are also stayed, although such claimants may move the court for relief from the stay. Secured claims are secured by liens on substantially all of the Company's assets.

Liabilities subject to compromise are stated at the Company's carrying value and not at the amounts for which the claims may be settled.

The statement of cash flows reflects changes in applicable liabilities before the reclassification of such amounts to Liabilities Subject to Compromise.

The Company anticipates that it will not be required to pay postpetition interest on certain of its prepetition debt obligations and, accordingly, effective with the filing, discontinued accruing interest on those debt obligations included in Liabilities Subject to Compromise. Contractual interest not accrued and not reflected in the statement of operations with respect to those obligations during the month amounted to $412,000.

On February 26, 1997, the Company and its subsidiary each filed amended and restated reorganization plans dated as of February 25, 1997 with the United States Bankruptcy Court for the Southern District of New York ("Bankruptcy Court"). The plans set forth how claims against and interests in the companies will be treated following the companies' emergence from Chapter 11. The plans are based on the conclusion that recovery to creditors will be maximized by the companies' continued operations as going concerns under terms of the plans. Disclosure statements describing certain aspects of the plans, the companies' businesses, significant events occurring in the Chapter 11 cases and related matters were approved by the Bankruptcy Court. The disclosure statements were mailed to persons holding claims or interests in the companies, along with ballots, as applicable, soliciting votes for accepting or rejecting the reorganization plans. The votes were to be received by the voting agent by March 31, 1997.

Under the Company's plan, claims and interests in the Company are divided into classes. If the plan is approved by the holders of the claims authorized to vote and by the Bankruptcy Court, certain unclassified claims, including administrative claims and priority tax claims, and certain other priority claims, will receive payment in cash either on the consummation date or in installments over time or such other treatment as is agreed upon with the holders of such claims. All other claims and all interests are classified into classes and will receive distributions and recoveries, if any, as follows:

    Class 1 - Other Priority Claim - the Pension Benefit Guaranty
    Corporation ("PBGC"), which took over the Company's pension plan, filed a claim for the underfunding of the plan. The PBGC will receive
                                     6
    a note in the principal amount of $17.2 million, payable from future earnings of the Company.

    Class 2.01 - Foothill Secured Claims - Foothill Capital Corporation, holder of a senior secured note, will receive a new senior note. The new note will be payable from the proceeds of the sale of the Company's Rhode Island facilities, when sold, and from future earnings of the Company.

    Class 2.02 - Old Subordinated Debentures Secured Claims - Holders of the Company's 3 1/2% Senior Subordinated Debentures due 2009 will receive new subordinated debentures, shares of new Common Stock and new warrants to purchase additional shares of new Common Stock. The new subordinated debentures will be payable from future earnings of the Company.

    Class 3 - General Unsecured Claims - Holders of general unsecured claims will neither receive nor retain any property.

    Class 4 - Subordinated Claims - Holders of subordinated claims will neither receive nor retain any property.

    Class 5 - Old Preferred Stock Interests - The Company's old Preferred Stock will be canceled and holders thereof will neither receive nor retain any property.

    Class 6 - Old Common Stock Interests - The Company's old Common Stock will be canceled and holders thereof will neither receive nor retain any property.

The above is a summary of the plan and is qualified in its entirety by reference to the provisions of the plan.

NOTE C - INCOME TAXES

The Company has net operating loss carryforwards to offset earnings, if any.

NOTE D - DIVIDENDS APPLICABLE TO PREFERRED STOCK

The Company has not declared nor paid any cash dividends on its 10% Cumulative Preferred Stock in order to retain its available cash for use in its operations. For financial statement purposes, cumulative preferred dividends are deducted from the results of operations in determining earnings applicable to common shares whether or not such dividends are declared or paid.

NOTE E - LONG-TERM DEBT

Long-term debt classified as subject to compromise consists of the following:
                                                      MARCH 31
                                                        1997
                                                       (000)
                                                      --------
  Secured term loan.................................  $  6,480
  3 1/2% Senior Subordinated Secured Debentures
   due 2009, net of unamortized discount of
   $46,211,000......................................    22,931
  5% Subordinated Notes due 2019:
   Issued to former senior lender...................    30,000
   Issued in settlement of lawsuit, net of
    unamortized discount of $20,852,000.............     1,148
  Other.............................................     1,614
                                                      --------
          Total Long-Term Debt Subject to Compromise  $ 62,173
                                                      ========

The term loan is secured by substantially all of the Company's assets, matures July 31, 2000 and bears interest at the rate of 12% a year. Subsequent to the filing of the petition for reorganization, the Company accrued interest on this debt but did not pay the interest in cash. During the month of December 1996, the Company determined that the term loan became subject to compromise effective July 1, 1996. Therefore, the Company reversed the accrued interest applicable to this loan for the period subsequent June 30, 1996.

NOTE F - SUPPLEMENTAL BALANCE SHEET INFORMATION

                                                      MARCH 31
                                                        1997
                                                       (000)
                                                      --------
Other long-term liabilities:
 Deferred shutdown costs............................. $  1,176
 Accrued workers compensation........................    1,094
                                                      --------
                                                      $  2,270
                                                      ========
Note G - Subsequent Event

As mentioned in Note B above, the Company and its subsidiary each filed an Amended and Restated Reorganization Plan with the Court dated February 25, 1997. After the solicitation procedures set forth by the Court were completed, a confirmation hearing was held on April 9, 1997. At the conclusion of the hearing, the Amended and Restated Reorganization Plan of the Company (and of its subsidiary) was confirmed by the Court.

The Company filed a Current Report on Form 8-K with the Securities and Exchange Commission on April 24, 1997 which included Exhibits, incorporated herein by reference, as follows:

    Amended and Restated Reorganization Plan of United Merchants and Manufacturers, Inc., dated February 25, 1997

    Findings of Fact, Conclusion of Law, and Order under 11 U.S.C. Sections 1129(a) and (b) and Fed. R. Bankr. P. 3020 Confirming Amended and Restated Reorganization Plan of United Merchants and Manufacturers, Inc. Dated February 25, 1997, dated April 10, 1997

The following pro forma balance sheet of the Company reflects certain adjustments which will result from the implementation of the Plan of Reorganization as if the Plan had been implemented on March 31, 1997. The adjustment amounts are based on the best information available to the Company as of this date and are subject to change.

Pro Forma Balance Sheet as of March 31, 1997
                                                (000 omitted)
                                    ------------------------------------
                                       BEFORE
ASSETS:                              ADJUSTMENT  ADJUSTMENTS   ADJUSTED
                                     ----------  -----------   --------
Cash............................... $     854    $   (694) A   $    160
Receivables........................        50                        50
Other current assets...............         5                         5
Land and buildings - net...........       430       2,470  G      2,900
Investment in and advances to
 subsidiary........................    15,331      (5,000) C
                                                   (3,845) D      6,486
Other assets.......................        88                        88
Intangible.........................                54,959  H     54,959
                                    ---------    --------      --------
                                    $  16,758    $ 47,890      $ 64,648
                                    =========    ========      ========
LIABILITIES AND EQUITY:
Accounts payable................... $   1,287    $ (1,264) E   $     23
Accrued expenses...................     1,108        (429) B
                                                     (679) E
Long-term debt:
 Note payable to secured lender....     6,480                     6,480
 3.5% subordinated debentures - net
  of discount:
   Prior 3.5% holders..............    22,931      14,416  F     37,347
   PBGC............................                10,798  F     10,798
 5% notes payable..................    31,148     (31,148) E
 Other.............................     1,614      (1,614) E
Other long-term liabilities........     2,278      (2,278) A,B
Equity.............................   (50,088)      2,005  A,B
 (Note - Equity consists of 8 million              (5,000) C
 shares of new Common Stock and warrants           (3,845) D
 to acquire an additional 2 million                41,671  E
 shares.  The old Preferred and Common            (32,172) F
 Stock are canceled.  See Note B above)             2,470  G
                                                   54,959  H     10,000
                                    ---------    --------      --------
                                    $  16,758    $ 47,890      $ 64,648
                                    =========    ========      ========
------------
A - Settlement of secured liability
B - Adjustment of certain liabilities
C - Contribution of capital to subsidiary
D - Record discount on receivable from subsidiary
E - Write-off debt discharged in bankruptcy
F - Record issuance of revised 3.5% debentures, net of discount
G - Adjust property to estimated value
H - To recognize intangible arising from "Fresh Start" accounting;
     based on value given over value of net tangible assets
                                     9


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